Exhibit (99)(b)




                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                            April 26, 1999
                                            Date

                                           /s/LOUIS G. LOWER, II
                                           ---------------------
                                              Louis G. Lower, II
                                              Chairman of the Board and Director

                                                                 Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            April 26, 1999
                                            Date


                                            /s/Thomas J. Wilson
                                            -------------------
                                               Thomas J. Wilson
                                               President and Director

                                                                Exhibit (99)(c)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             Date


                                            /s/Marcia D. Alazraki
                                            ---------------------
                                               Marcia D. Alazraki
                                               Director

                                                                 Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                            Date


                                            /s/Cleveland Johnson, Jr.
                                            -------------------------
                                               Cleveland Johnson, Jr.
                                               Director

                                                                 Exhibit (99)(c)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             Date


                                            /s/John R. Raben, Jr.
                                            ---------------------
                                            John R. Raben, Jr.
                                            Director

                                                            Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


        Know all men by these presents that Sally Slacke, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York, Allstate Life of New York Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                            Date


                                            /s/Sally A. Slacke
                                            -------------------
                                            Sally A. Slacke
                                            Director